UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 2009

                           DOLPHIN DIGITAL MEDIA INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-50621                  86-0787790
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


  804 Douglas Road, Executive Tower Bldg., Suite                  33134
                365, Miami, Florida
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (305) 774-0407
                                                    --------------

Registrant's facsimile number, including area code: (305) 774-0405
                                                    --------------

Registrant's former address: 82 Avenue Road, Toronto, Ontario, M5R 2H2 Canada

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE

            On January 8, 2009, Dolphin Digital announced the relocation of its corporate headquarters from Toronto, Ontario, Canada, to 804 Douglas Road, Executive Tower Building, Suite 365, Coral Gables, Florida 33134.

            A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

         Exhibit No.      Exhibit Description
         -----------      -------------------

          99.1 Press Release of Dolphin Digital Media, Inc., dated January 8, 2009.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Dolphin Digital Media, Inc.


Date:   January 9, 2009                  By:    /s/ William O'Dowd IV
                                              -------------------------
                                                William O'Dowd IV
                                                Chief Executive Officer